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                                                                    EXHIBIT 10.2

                       FIRST AMENDMENT TO LEASE AGREEMENT
                                 BY AND BETWEEN
          GATEWAY ECONOMIC DEVELOPMENT CORPORATION OF GREATER CLEVELAND
                                       AND
             CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP



                  THIS FIRST AMENDMENT ("First Amendment") is made as of the 22nd day of March 1999, by and between GATEWAY ECONOMIC DEVELOPMENT CORPORATION OF GREATER CLEVELAND, a nonprofit corporation organized under the laws of the State of Ohio (together with it successors and assigns hereinafter referred to as "Gateway"), and CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership (hereinafter referred to as "Lessee").

         RECITALS:

         WHEREAS, Gateway and Lessee entered into a Lease Agreement, dated as of the 3rd day of July, 1991 (hereinafter referred to as the "Lease Agreement"), and certain other documentation and agreements related thereto; and

         WHEREAS, Gateway and Lessee are desirous of making certain modifications to the Lease Agreement; and

         WHEREAS, notwithstanding and as an exception to the provisions of section 31.24, it is the intention of Gateway and Lessee that the City of Cleveland shall be an intended third party beneficiary of these modifications to the Lease Agreement.

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties do hereby agree to the following modifications to the Lease Agreement.

         1. Lessee shall make available to the City of Cleveland for use by the City's Division of Recreation, a total of one hundred
                  (100) free auxiliary bleacher seats per game for all regular season games played each year during the period commencing from the date that the auxiliary bleachers structure is erected and placed into use through October 1 for the duration of this Lease. The preceding commitment is the same commitment as set forth in the First Amendment to Ground Lease and the Third Amendment to Management Agreement of even date herewith and not in addition thereto (i.e., the total commitment is for one hundred (100) tickets only, in the aggregate). Notwithstanding the preceding commitment, in the event that the City of Cleveland, for any period, does not grant any necessary approvals, consent, or permits for the erection, use or operation of the auxiliary bleachers structure, then the commitment to provide said free tickets shall be automatically suspended until such approvals, consents or permits are given or issued, as the case may be. In the event that Lessee elects,


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                  in Lessee's sole and absolute discretion, not to erect, use and operate the auxiliary bleachers structure during such year, then the Lessee will provide to the City of Cleveland during such year one hundred (100) free tickets for each regular season game during the period of May 15 through October 1 in other locations in the Ballpark determined and selected in the sole and absolute discretion of the Lessee; provided, however, that such tickets shall not be standing room only tickets. The free tickets described herein shall not be Paid Attendance Tickets or Excluded Tickets as those terms are defined in this Lease.

         2. The City of Cleveland hereby approves the concept of the auxiliary bleachers structure and the City of Cleveland shall process all building permits for the auxiliary bleachers structure in a timely fashion and shall not unreasonably withhold its approval of such permits; provided said auxiliary bleachers comply with all requirements of the Ohio Basic Building Code.

         3. Section 31.24 is modified to read consistently with this amendment.

         4. The parties hereby agree that the following attached exhibits are hereby incorporated by reference into the Lease Agreement:

                  (a) Exhibit A attached hereto sets forth the legal description of the Ballpark Land, excluding therefrom the area described in Exhibit B attached hereto referred to as the "Field."

                  (b) Exhibit B attached hereto is hereby incorporated into the Lease Agreement to describe the area referred to in the Lease Agreement and the Ground Lease as the "Field."

                  (c) Exhibit I attached hereto sets forth the legal description of the Arena Land.

                  The City shall not be deemed to have either approved or disapproved the attached Exhibits and the commitments set forth in Section 1 and 2 above are independent from the inaccuracy, if any, of such Exhibits.

         FURTHERMORE, the provisions of this First Amendment are hereby incorporated into the original Lease Agreement as if fully rewritten therein. Except as otherwise provided in, or otherwise necessary or appropriate to give effect to the terms of this First Amendment, all the provisions, terms and conditions contained in the Lease Agreement, not inconsistent with this First Amendment, shall remain unchanged and in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have entered into this First
Amendment as of the day and year first above written.

Witnesses as to Gateway:            GATEWAY ECONOMIC DEVELOPMENT
                                    CORPORATION OF GREATER
                                    CLEVELAND, an Ohio nonprofit corporation
/s/ Sherry Jefferson
-------------------------------
         Signature
                                    By: /s/ Joseph A. Marinucci
   Sherry Jefferson                    --------------------------------------
-------------------------------     Title:  Chairman
         Print Name                       -----------------------------------

/s/ Ruth-Anne Flannery              And:_____________________________________
--------------------------------    Title:___________________________________
         Signature

Ruth-Anne Flannery
-------------------------------
         Print Name

Witnesses as to Lessee:             CLEVELAND INDIANS BASEBALL
                                    COMPANY LIMITED PARTNERSHIP,
                                    an Ohio limited partnership
/s/ Ronald S. McQuate               By: Cleveland Indians Baseball Company,
______________________________          Inc., an Ohio corporation, its sole
         Signature                      general partner


Ronald S. McQuate
_______________________________                 /s/ Dennis Lehman
         Print Name                 By:______________________________________
/s/ Jacqueline Pachinger-Stetter    Title: Executive Vice President, Business
_______________________________           ___________________________________
         Signature
                                               /s/ Kenneth E. Stefanov
Jacqueline Pachinger-Stetter        And:_____________________________________
_______________________________     Title: Vice President, Finance
         Print Name                     _____________________________________

The City of Cleveland joins in the execution of this Amendment for the purpose of acknowledging its agreement to Section 2 hereof and accepting the benefits of
Section 1 hereof.

                                  CITY OF CLEVELAND


                                  By:     /s/ Michael R. White
                                     --------------------------------------
                                  Its: Mayor of City of Cleveland
                                      -------------------------------------
                                  Date:        March 19, 1999
                                        ___________________________________

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